SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 29, 2004


                     THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                    1-10434             13-1726769
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
incorporation or organization)          Number)       Identification Number)




            Pleasantville, New York          10570-7000
        (Address of principal executive      (Zip Code)
                    offices)

              Registrant's telephone number, including area code:
                                (914) 238-1000





                                                            Page 1 of __ pages.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

      (c)  Exhibits

           Furnished herewith are the following:

           Number                   Description

            99.1 The Reader's Digest Association, Inc.'s news release, issued on April 29, 2004, relating to earnings.

            99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on April 29, 2004.

            99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on April 29, 2004.

ITEM 9.    Regulation FD Disclosure.

      Furnished herewith are the following:

      Remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on April 29, 2004 (Exhibit 99.2)

      Remarks delivered to analysts and investors by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, on April 29, 2004 (Exhibit 99.3)

      See also Item 12 of this Current Report on Form 8-K.

      The information contained in this Item 9, including the exhibits furnished with this Current Report on Form 8-K, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 12.   Results of Operations and Financial Condition.

      Furnished herewith are the following:

      The Reader's Digest Association, Inc.'s news release, issued on April 29, 2004, relating to earnings (Exhibit 99.1)

      The information contained in this Current Report on Form 8-K under this
      Item 12, including the exhibits furnished herewith, is being furnished under this Item 12 and is also intended to be furnished under Item 9 "Regulation FD Disclosure." Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE READER'S DIGEST ASSOCIATION, INC.
                                               (Registrant)


Date:  April 29, 2004
                                      /s/   C.H.R. DUPREE
                                            C.H.R. DuPree
                                      Vice President, Corporate Secretary and
                                             Associate General Counsel

                                 EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The Reader's Digest Association, Inc.'s news release, issued on April 29, 2004, relating to earnings.

  99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on April 29, 2004.

  99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on April 29, 2004.